Subsequent Events	6 Months Ended
Jun. 30, 2021
Subsequent Events
Subsequent Events

6)   Subsequent events

On 21 July 2021, AstraZeneca completed the acquisition of 100% of the issued shares of Alexion Pharmaceuticals, Inc (Alexion), based in Boston, Massachusetts, US. Alexion is a global biopharmaceutical company focused on serving patients and families affected by rare diseases and devastating conditions through the discovery, development and commercialisation of life-changing medicines.

At closing, Alexion shareholders received 2.1243 AstraZeneca American Depository Shares (ADSs) and $60 in cash for each of their Alexion shares. Unvested Alexion employee share awards were converted to equivalent AstraZeneca share awards. The total fair value of the purchase consideration was $40bn, comprising AstraZeneca shares of $27bn and cash of $13bn.

The Group has funded the cash element of the acquisition with $8bn of new long-term debt, issued in May and June 2021, $4bn of term loans drawn in July 2021 under the $17.5bn committed bank facilities entered into in December 2020, and existing cash balances. The Group retains access to the revolving facility of $1bn entered into in December 2020 and cancelled the remaining $12.5bn of the facilities in June and July 2021. Changes to financing balances during the reporting period are included in Table 48 on Net Debt.

The acquisition will be accounted for as a business combination using the acquisition method of accounting in accordance with IFRS 3 ‘Business Combinations’ and consequently the Alexion assets acquired, and liabilities assumed will be recorded by AstraZeneca at fair value, with any excess of the purchase prices over the fair value of the identifiable assets and liabilities being recognised as goodwill. The majority of the consideration paid of $40bn will be attributed to the intangible assets acquired, primarily related to intellectual property rights over launched products and products under development, to inventory on balance sheet as at the acquisition date, and to the related deferred tax adjustments on these items. It is expected that Alexion’s five launched products comprising Soliris, Ultomiris, Strensiq, Kanuma and Andexxa will account for the majority of the fair value attributed to intangible assets, and for substantially all of the fair value attributed to inventories.

Due to the proximity of the acquisition to the results announcement date, the Group has not completed the initial accounting for the acquisition and hence disclosures related to the fair valuation of the assets and liabilities acquired, including acquired receivables, resultant goodwill (including the factors that make up the goodwill), contingent liabilities, separately recognised transactions and proforma revenue and profit/loss were not determinable by the results announcement date. A purchase price allocation exercise has commenced subsequent to the acquisition date, and these disclosures will be included in subsequent financial information and financial statements once determined.